SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2002

                        COMMISSION FILE NUMBER: 333-44315



Colorado            Aqua Clara Bottling & Distribution, Inc.          84-1352529
(State or other     (Exact name of registrant as specified     (I.R.S. Employer
jurisdiction of                 in its charter)              Identification No.)
incorporation or
organization)

                   1315 Cleveland Street, Clearwater, Florida              33755
                    (Address of principal executive offices)          (Zip Code)


                                  727.446.2999
               Registrant's telephone number, including area code:

          (Former name or former address, if changed since last report)










                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                  949.660.9700
                             Facsimile: 949.660.9010

                                   Page 1 of 4
                      Index to Exhibits specified on Page 4



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     We have signed and delivered to E. Douglas Cifers, one of our directors, as the holder, a promissory note for $353,000. Our equipment and our building have been pledged as security for that indebtedness.

     On February 25, 2002, our Board of Directors and shareholders approved a Certificate of Amendment to our Articles of Incorporation, a copy of which is attached as Exhibit 4.1 to this report, that specifies that our name shall be changed from Aqua Clara Bottling and Distribution, Inc. to BEVsystems International, Inc. In addition, on February 25, 2002, our Board of Directors and our shareholders approved a one for ten (1:10) reverse stock split, which is described in that Exhibit 4.1.

     Also, on February 25, 2002, our directors appointed (i) G. Robert Tatum as our Chief Executive Officer and Chairman of our Board of Directors, (ii) John C. Plunkett as our Secretary, (iii) Yalis Perez as our Chief Financial Officer (Treasurer), and (iv) Leslie DaCruz as our Vice President. Also, on February 25, 2002, the members of our Board of Directors appointed Duane DuCharme, G. Robert Tatum III, and James Davison as members of our Board of Directors.


     On February 25, 2002, our Board of Directors approved the relocation of our principal executive office to 501 Brickell Key Drive, Suite 407, Miami, Florida 33151.

ITEM 6. RESIGNATIONS OF REGISTRANT'S OFFICERS AND DIRECTORS.

     On February 25, 2002, John C. Plunkett resigned as our Chief Executive Officer.

     On February 27, 2002, Ray McNamee resigned as a member of our Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Not Applicable

ITEM 8. CHANGE IN FISCAL YEAR.



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     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     Not applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.


                                       Aqua Clara Bottling & Distribution, Inc., a Colorado corporation


DATED: February 28, 2002               By: /s/ G. Robert Tatum III
                                           -------------------------------------
                                           G. Robert Tatum III,
                                           Chairman of the Board of Directors
































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                                INDEX TO EXHIBITS


Exhibit No.
----------


4.1 CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF AQUA CLARA BOTTLING & DISTRIBUTION, INC.







































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